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                                                                Exhibit 10.16(b)


             THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1993, AS AMENDED, AND MAY NOT BE SOLD OR OFFERED FOR SALE EXCEPT PURSUANT TO REGISTRATION UNDER SAID
             ACT OR A VALID EXEMPTION THEREFROM.

                     METROMEDIA FIBER NETWORK SERVICES, INC.

                          FIXED RATE TERM NOTE DUE 2007

No. 1                                                         September 28, 2001
U.S.$231,036,842.00

         FOR VALUE RECEIVED, the undersigned, METROMEDIA FIBER NETWORK SERVICES, INC. (herein called the "ISSUER"), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to NORTEL NETWORKS INC., or registered assigns, the principal sum of TWO HUNDRED THIRTY-ONE MILLION THIRTY-SIX THOUSAND EIGHT HUNDRED FORTY-TWO AND NO/100 ($231,036,842.00) DOLLARS (or so much thereof as shall not have been prepaid) on the Maturity Date (as defined in the Note Agreement) with interest (computed as set forth in the Note Agreement) on the unpaid balance thereof at the rate per annum equal to the rates and at the times specified pursuant to Section 2.04 of the Note Agreement, payable on each Interest Payment Date (as defined in the Note Agreement), commencing with the first Interest Payment Date immediately following the Closing Date (as defined in the Note Agreement).

         Payments of principal of, interest on and any other amounts due and owing under the Note Agreement with respect to this Note are to be made in lawful money of the United States of America to the Administrative Agent's Account or at such other place as the Administrative Agent shall have designated by written notice to the holder of this Notes as provided in the Note Agreement.

         This Note is one of the Notes issued pursuant to, and is entitled to the benefits of, the Note Agreement dated as of September 19, 2001 (as from time to time amended, the "NOTE AGREEMENT"), between the Issuer, the respective Purchasers named therein and Nortel Networks Inc., as Administrative Agent. Each holder of this Note will be deemed, by its acceptance hereof, to have agreed to the confidentiality provisions set forth in Section 10.11 of the Note Agreement and to have made the representations set forth in Section 4.02 of the Note Agreement or, as to the representation set forth in Section 4.02(b) of the Note Agreement, to have made the representation that the issuance of this Note to such holder is exempt from the registration requirements under the Securities Act of 1933, as amended.

         This Note is a registered Note and, as provided in the Note Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name

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of, the transferee. Prior to due presentment for registration of transfer, the
Issuer may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Issuer will not be affected by any notice to the contrary.

         This Note is subject to optional prepayment and mandatory prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Agreement, but not otherwise.

         If an Event of Default, as defined in the Note Agreement, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price and with the effect provided in the Note Agreement.

         This Note shall be construed and enforced in accordance with the law of the State of New York.

                                            METROMEDIA FIBER NETWORK
                                            SERVICES, INC.



                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
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